Summary Prospectus

Royce Opportunity Fund | May 1, 2022

ROFCX Consultant Class Symbol | ROFRX R Class Symbol

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2022. Each document contains more information about the Fund and its risks and is incorporated by reference (is legally considered part of this Summary Prospectus). The Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund are available online at www.royceinvest.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.royceinvest.com/contact, or by contacting your financial intermediary.

As permitted by SEC regulations, paper copies of each Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on https://www.royceinvest.com/funds/30e-3, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive future shareholder reports and other communications from the Fund or your financial intermediary electronically or in paper (free of charge) by notifying your financial intermediary directly or, if you are a direct investor, by calling 1-800-841-1180. Your election to receive reports in paper will apply to all funds held with The Royce Funds or your financial intermediary.

royceinvest.com

Important Notice Regarding Fund Name Change and Change in Investment Policy

for Royce Opportunity Fund

The Board of Trustees of The Royce Fund approved name and related investment policy changes for Royce Opportunity Fund. Effective July 1, 2022, please be advised that:

•	the name of the Fund will be changing from Royce Opportunity Fund to Royce Small-Cap Opportunity Fund; and
•	the Fund will invest at least 80% of its net assets in securities of small-cap companies, under normal circumstances.

The operations of the Fund will not change except as described above.

Summary Prospectus | May 1, 2022

Royce Opportunity Fund

ROFCX Consultant Class Symbol | ROFRX R Class Symbol

Investment Goal

Royce Opportunity Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a financial intermediary, such as a mutual fund supermarket or broker-dealer, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
	CONSULTANT CLASS	R CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or redemption, whichever is less)	1.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	1.00%	0.50%
Other expenses	0.26%	0.31%
Total annual Fund operating expenses	2.26%	1.81%

The Fund’s total annual operating expense ratios are subject to change in response to changes in the Fund’s average net assets or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	CONSULTANT CLASS	R CLASS
1 Year	$229	$184
3 Years	$706	$569
5 Years	$1,210	$980
10 Years	$2,595	$2,127

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Royce Opportunity Fund

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small- and micro-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Small- and micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values, or undervalued growth companies. Although the Fund generally focuses on securities of small- and micro-cap companies it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 10% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries.

The Fund invests at least 65% of its net assets in equity securities, under normal circumstances. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time due to overall market, financial, and economic conditions and trends, governmental or central bank actions or interventions, changes in investor sentiment, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by the Fund. This pandemic could adversely affect global economies and markets and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile than those of larger-cap securities. In addition, because small- and micro-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. To the extent the Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.

The Fund’s opportunistic value approach may not be successful and could result in portfolio losses or underperformance relative to similar funds. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of declining interest rates), undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Therefore, securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Value Index, the Fund’s primary benchmark index, and the Russell 2000 Index, the Fund’s secondary benchmark index. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

2 | The Royce Fund Summary Prospectus 2022

Royce Opportunity Fund

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 38.57% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -37.36% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling Investor Services at (800) 221-4268.

Annual Total Returns
As of 12/31/21 (%)
	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	29.46	14.36	13.77
Return After Taxes on Distributions	22.76	11.83	11.24
Return After Taxes on Distributions and Sale of Fund Shares	20.37	10.84	10.66
R Class
Return Before Taxes	30.01	14.94	14.34
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	28.27	9.07	12.03
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	14.82	12.02	13.23

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. The Fund is managed by a team consisting of Portfolio Managers James P. Stoeffel, Brendan J. Hartman, and James J. Harvey. They are assisted by Portfolio Manager Kavitha Venkatraman. Messrs. Stoeffel, Hartman, and Harvey became portfolio managers in April 2021. Ms. Venkatraman became assistant portfolio manager in October 2021.

How to Purchase and Sell Fund Shares

The Fund’s R Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” with accounts held on the books of the Fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary).

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

Consultant and R Class shares of the Fund purchased through a third party intermediary, such as a mutual fund supermarket, broker-dealer, bank, or other financial intermediary may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and its related companies may pay such intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2022 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available (without charge) online at www.royceinvest.com/literature and upon request, by calling (800) 221-4268.

Statement of Additional Information (“SAI”)

The SAI provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and upon request by calling (800) 221-4268. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.royceinvest.com	ROF-CR-0522